Events after the reporting period	12 Months Ended
Dec. 31, 2021
Events after the reporting period
Events after the reporting period

34.Events after the reporting period

(a)          Acquisition of São Paulo Cinco Locação de Torres Ltda. (“SP5”)

On January 21, 2022, the Company (via its subsidiary IHS Brasil – Cessão de Infraestruturas S.A.) signed an agreement to acquire 100% of São Paulo Cinco Locação de Torres Ltda. (“SP5”), a Grupo Torresur (“GTS”) portfolio company.
The SP5 portfolio includes 2,115 towers across Brazil. The purchase price of the transaction, on a cash and debt free basis, is $315 million.

The Group expects to account for this acquisition as a business combination under IFRS 3.

The transaction is expected to close imminently.

(b)	New employee share-based payment scheme

On February 4, 2022, a total of 1,147,500 options were issued as part of the new employee share-based payment plan.  The plan will be deemed equity settled and comprise of:

◾	Restricted stock units, which do not include performance conditions and vest on a straight-line basis over three years
◾	Performance stock units, with a Recurring Leverage Free Cash Flow target and a cumulative total shareholder return target. Recurring Leverage Free Cash flow target is a non-market-based performance condition, assessed annually over a three-year period. A cumulative total shareholder return target is market-based, will be valued based on a Monte Carlo model for a three-year performance period, an approach that is commonly used for IFRS 2 valuations

(c)	Legacy employee share-based payment scheme

The performance conditions relating to the 50% of the remaining third (33.3%) of the legacy employee share-based payment scheme (refer to note 28) have been met. 3.9 million shares will be issued in March and April 2022.